_______________________________________________________________________________
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 10, 2004
                (Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


                MASSACHUSETTS                           04-2762050
               (State or Other                            (I.R.S.
               Jurisdiction of                           Employer
               Incorporation or                       Identification
                Organization)                              No.)


                526 Boston Post                            01778
              Road, Wayland, MA
            (Address of Principal                       (Zip Code)
              Executive Offices)

                                 (508) 358-4422
                (Registrant's Telephone No., including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
             Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01. Other Events.

On December 10, 2004, National Dentex Corporation issued a press release announcing that its Board of Directors has declared a 3-for-2 stock split on its common stock in the form of a stock dividend to be paid on December 31, 2005 to stockholders of record as of the close of business on December 20, 2004.

A copy of the press release announcing the stock split is filed herewith as
Exhibit 99.1 and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

           (c) Exhibits

     99.1 Press release of National Dentex Corporation dated December 10, 2004.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                      NATIONAL DENTEX CORPORATION
                      (Registrant)




December 10, 2004
                          /s/  Richard F. Becker, Jr.
                      By:.......................................................
                      Richard F. Becker, Jr.
                      Vice President, Treasurer and Chief Financial Officer

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

                                  Exhibit Index


99.1     Press release of National Dentex Corporation dated December 10, 2004.

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